 Table of Contents

EXHIBIT 32.01

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Boston Restaurant Associates, Inc., a Delaware corporation (the ‘‘Company’’), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)    The Annual Report on Form 10-K for the year ended April 30, 2006 (the ‘‘Form 10-K’’) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated: June 29, 2006	/s/ George R. Chapdelaine
George R. Chapdelaine President and Chief Executive Officer

Table of Contents

EXHIBIT 32.01

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Boston Restaurant Associates, Inc., a Delaware corporation (the ‘‘Company’’), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)    The Annual Report on Form 10-K for the year ended April 30, 2006 (the ‘‘Form 10-K’’) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated: June 29, 2006	/s/ Fran V. Ross
Fran V. Ross Chief Financial Officer